1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): October 7, 2003
                                                         (October 1, 2003)


                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-9318                                           13-2670991
(Commission File Number)                       (IRS Employer Identification No.)


One Franklin Parkway, San Mateo, California                              94403
 (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (650) 312-3000


                 ----------------------------------------------
  (Former name or former address, if changed since last report): Not Applicable

Item 5.   Other Events

Registrant is filing this Form 8-K in order to file a press release issued by Registrant on October 1, 2003. By this filing, Registrant is not establishing the practice of filing all press releases in the future and may discontinue such filings at any time.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               99 Press Release issued on October 1, 2003 by Registrant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FRANKLIN RESOURCES, INC.
                                   (Registrant)


Date: October 7, 2003              /s/ Leslie M. Kratter
                                   ----------------------------
                                   Leslie M. Kratter
                                   Senior Vice President

                                  EXHIBIT Index

EXHIBIT NO.    DESCRIPTION
-----------    -----------
99             Press Release issued on October 1, 2003 by Registrant